SIDLEY AUSTIN LLP 1501 K STREET, N.W. WASHINGTON, D.C. 20005 (202) 736 8000 (202) 736 8711 FAX	| | | | | | | |	BEIJING BRUSSELS CHICAGO DALLAS FRANKFURT	GENEVA HONG KONG LONDON LOS ANGELES NEW YORK	SAN FRANCISCO SHANGHAI SINGAPORE TOKYO WASHINGTON, DC

FOUNDED 1866

Exhibit 10(b)

April 25, 2006

Merrill Lynch Index Funds, Inc.
800 Scudders Mill Road
Plainsboro, NJ 08536

Ladies and Gentlemen:

This opinion is being furnished in connection with the registration under the Securities Act of 1933, as amended, by Merrill Lynch Index Funds, Inc., a Maryland corporation (the “Corporation”), of an indefinite number of shares of the Corporation’s common stock, par value $0.0001 per share (the “Shares”), designated as Class I and Class A shares of each of Small Cap Index Fund, Aggregate Bond Index Fund, International Index Fund and S&P 500 Index Fund. Such registration is being effected pursuant to a registration statement on Form N-1A (Securities Act File No. 333-15265 and Investment Company Act File No. 811-7899), as amended (the “Registration Statement”).

As special Maryland counsel for the Corporation, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sale of the Shares in the manner referred to in the Registration Statement. In addition, we have examined and are familiar with the Charter of the Corporation, the By-Laws of the Corporation, and such other documents as we have deemed relevant to the matters referred to in this opinion.

Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in the manner described in the Registration Statement, as applicable, against payment of the consideration described in such Registration Statement, will be legally issued, fully paid and non-assessable shares of common stock of the Corporation.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Registration Statement and statement of additional information constituting a part thereof.

Very truly yours, /s/ Sidley Austin LLP

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